NOTICE OF GRANT OF STOCK OPTION	Super Micro Computer, Inc. ID: 77-0353939 980 Rock Ave. San Jose, CA 95131 (408) 503-8000

Name: Address: City, Zip: Country:	Grant #: Plan: ID:

You (“you” or the “Grantee) have been granted Option Rights to purchase shares of Common Stock (the “Option”) of Super Micro Computer, Inc. subject to the terms and conditions in the Super Micro Computer, Inc. 2020 Equity and Incentive Compensation Plan (the “Plan”) and the attached award agreement for the Type of Option set forth below (the “Award Agreement”), as follows:

Date of Grant:
Vesting Commencement Date:
Option Exercise Price:
Total Number of Shares of Common Stock Covered by the Option:
Total Option Exercise Price: [1]
Type of Option:
Expiration Date[2]:

Vesting Schedule: The Option (unless terminated as provided in the associated Award Agreement) shall be exercisable as follows: (a) one-fourth (1/4th) of the shares of Common Stock covered by the Option on the one-year anniversary of the Vesting Commencement Date set forth above, so long as the Grantee’s Service has not terminated prior to such date and (b) one-twelfth (1/12th) of the remaining shares of Common Stock covered by the Option every three full calendar months thereafter, so long as the Grantee’s Service has not been terminated prior to each such date. The following table sets forth the number of shares of Common Stock covered by the Option that shall become exercisable on each applicable vesting date below in accordance with, and subject to the conditions of, the preceding sentence:

You (“you” or the “Grantee) have been granted Option Rights to purchase shares of Common Stock (the “Option”) of Super Micro Computer, Inc. subject to the terms and conditions in the Super Micro Computer, Inc. 2020 Equity and Incentive Compensation Plan (the “Plan”) and the attached award agreement for the Type of Option set forth below (the “Award Agreement”), as follows:

Date of Grant:
Vesting Commencement Date:
Option Exercise Price:
Total Number of Shares of Common Stock Covered by the Option:
Total Option Exercise Price: [1]
Type of Option:
Expiration Date[2]:

Vesting Schedule: The Option (unless terminated as provided in the associated Award Agreement) shall be exercisable as follows: (a) one-fourth (1/4th) of the shares of Common Stock covered by the Option on the one-year anniversary of the Vesting Commencement Date set forth above, so long as the Grantee’s Service has not terminated prior to such date and (b) one-twelfth (1/12th) of the remaining shares of Common Stock covered by the Option every three full calendar months thereafter, so long as the Grantee’s Service has not been terminated prior to each such date. The following table sets forth the number of shares of Common Stock covered by the Option that shall become exercisable on each applicable vesting date below in accordance with, and subject to the conditions of, the preceding sentence:

# of Shares of Common Stock Covered by the Option	Vesting Date

SHARES_PERIOD1	VEST_DATE_PERIOD1
SHARES_PERIOD2	VEST_DATE_PERIOD2
SHARES_PERIOD3	VEST_DATE_PERIOD3
SHARES_PERIOD4	VEST_DATE_PERIOD4
SHARES_PERIOD5	VEST_DATE_PERIOD5
SHARES_PERIOD6	VEST_DATE_PERIOD6
SHARES_PERIOD7	VEST_DATE_PERIOD7
SHARES_PERIOD8	VEST_DATE_PERIOD8
SHARES_PERIOD9	VEST_DATE_PERIOD9
SHARES_PERIOD10	VEST_DATE_PERIOD10
SHARES_PERIOD11	VEST_DATE_PERIOD11
SHARES_PERIOD12	VEST_DATE_PERIOD12
SHARES_PERIOD13	VEST_DATE_PERIOD13

You understand and agree that the Type of Option is granted subject to and in accordance with the terms of the Plan. You further agree to be bound by the terms of the Plan and the terms of the associated Award Agreement, which is attached hereto. A copy of the Plan is available in your grant package.

Nothing in this Notice, the attached Award Agreement or in the Plan confer upon you any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate your employment or other service at any time.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in the Plan, this Notice or in the associated Award Agreement.

Super Micro Computer, Inc.

Charles Liang
Chairman of the Board, President and CEO

[1] Note: If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonqualified Stock Option.
[2] Note: If this is an Incentive Stock Option granted to a Significant Shareholder, the exercise price should be 110% of the fair market value of Common Stock on the date of grant and the option should expire no more than five years from the date of grant.